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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 23, 1997

                   Advanta Automobile Receivables Trust 1997-2
             (Exact name of registrant as specified in its charter)

        United States                   333-19733                 pending
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  c/o Advanta Auto                                  19034
                 Finance Corporation                              (Zip Code)
               Attention: Kevin Shipe
         500 Office Center Drive, Suite 400
            Ft. Washington, Pennsylvania
      (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (215) 444-4663


      ____________________________________________________________________
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

     Advanta Auto Finance Corporation, as Sponsor, has registered an issuance of $300,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Advanta Automobile Receivables Trust 1997-2 (the "Trust") issued $20,000,000 5.85625% Class A-1 Asset Backed Notes, $31,000,000 6.19% Class A-2 Asset Backed Notes, $29,000,000 6.22% Class A-3
Asset Backed Notes, $16,192,000 6.26% Class A-4 Asset Backed Notes (together, the "Notes") on December 23, 1997. The Trust also issued, in a private placement, $36,486,749 6.26% Asset Backed Certificates (the "Certificates"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of December 1, 1997, between the Trust and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent", respectively).

     The Notes evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated March 24, 1997 and the Prospectus Supplement dated December 17, 1997 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement, dated as of December 17, 1997, among Advanta Auto Finance Corporation and Prudential Securities Incorporated.

     4.1 Indenture, dated as of December 1, 1997, between Advanta Automobile Receivables Trust 1997-2 and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent.

     4.2 Amended and Restated Trust Agreement dated as of December 23, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.


     4.3 Sale and Servicing Agreement, dated as of December 1, 1997, among Advanta Automobile Receivables Trust 1997-2, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

     4.4 Note Guaranty Surety Bond, dated as of December 23, 1997 and delivered by Financial Security Assurance Inc.

     8.1 Opinion of Dewey Ballantine LLP as to certain tax matters, dated as of December 23, 1997.

     10.1 Purchase Agreement, dated as of December 1, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

     10.2 Indemnification Agreement, dated December 23, 1997, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Prudential Securities Incorporated.

     23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-2

                       By:  Advanta Auto Finance Corporation, as Master Servicer

                               By:  /s/ David Plante
                                    ---------------------------------
                                    Name:  David Plante
                                    Title: President
Dated:  January 12, 1998

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

1.1 Underwriting Agreement, dated as of December 17, 1997, among Advanta Auto Finance Corporation and Prudential Securities Incorporated.

4.1 Indenture, dated as of December 1, 1997, between Advanta Automobile Receivables Trust 1997-2 and Norwest Bank Minnesota, National Association, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of December 23, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of December 1, 1997, among Advanta Automobile Receivables Trust 1997-2, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Norwest Bank Minnesota, National Association, as Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated as of December 23, 1997 and delivered by Financial Security Assurance Inc.

8.1 Opinion of Dewey Ballantine LLP as to certain tax matters, dated as of December 23, 1997.

10.1 Purchase Agreement, dated as of December 23, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

10.2 Indemnification Agreement, dated December 23, 1997, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Prudential Securities Incorporated.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

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